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                                                                     EXHIBIT 4.2

                         INCORPORATED UNDER THE LAWS OF
                              THE STATE OF DELAWARE

       NUMBER                       [EAGLE]                       SHARES
   ____________                                                ____________


                    OCCUPATIONAL HEALTH + REHABILITATION INC

              SERIES A CONVERTIBLE PREFERRED STOCK, PAR VALUE $.001

FULLY PAID      THE CORPORATION WILL FURNISH WITHOUT CHARGE       NON-ASSESSABLE
                TO EACH STOCKHOLDER WHO SO REQUESTS THE
                POWERS, DESIGNATIONS, PREFERENCES AND
                RELATIVE, PARTICIPATING, OPTIONAL OR OTHER
                SPECIAL RIGHTS OF EACH CLASS OF STOCK OR
                SERIES THEREOF AND THE QUALIFICATIONS,
                LIMITATIONS OR RESTRICTIONS OF SUCH
                PREFERENCES AND/OR RIGHTS. ANY SUCH REQUEST
                SHOULD BE ADDRESSED TO THE SECRETARY OF THE
                CORPORATION.








This Certifies that _____________________________________________________is the

registered holder of ____________________________________________________Shares

                    OCCUPATIONAL HEALTH + REHABILITATION INC

         transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

                               SERIES A PREFERRED

         In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed.


    this ____________________________day    of_________________A.D. 19_______

                                     [SEAL]
________________________                               ________________________
PRESIDENT/VICE PRESIDENT                                    SECRETARY/TREASURER
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THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER
THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS, OR THE AVAILABILITY OF AN EXEMPTION FROM THE REGISTRATION PROVISIONS OF THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A STOCKHOLDERS' AGREEMENT DATED AS OF NOVEMBER 6, 1996, A COPY OF WHICH WILL BE FURNISHED TO ANY INTERESTED PARTY UPON WRITTEN REQUEST WITHOUT CHARGE.

   For Value Received,_____________hereby sell,       NOTICE. THE SIGNATURE OF
assign and transfer unto_______________________       THIS ASSIGNMENT MUST
_______________________________________ Shares        CORRESPOND WITH THE NAME
represented by the within Certificate,                AS WRITTEN UPON THE FACE
and do hereby irrevocably constitute  and             OF THE CERTIFICATE, IN
appoint                                               EVERY PARTICULAR, WITHOUT
_____________________________________Attorney         ALTERATION OR
to transfer the said Shares on the books of           ENLARGEMENT, OR ANY
the within named Corporation with full                CHANGE WHATEVER.
power of substitution in the premises.

 Dated________________19_______

In presence of

______________________        ______________